j2 Global Communications

® j2 Global Communications 2009

Investor Presentation

(Based upon Second Quarter 2009 Results)

August 5, 2009

  Future operating results

  Global economic conditions

  Subscriber growth, retention and usage levels

  Fax and voice service growth

  New products, services and features

  Corporate spending

  Intellectual property

  Liquidity

  Network capacity, coverage and security

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, particularly those contained in the slide “2009 Guidance.” These forward-
looking statements are based on management’s current expectations or beliefs as of August 5, 2009 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation.
Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of August 5, 2009 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability, particularly in light of the uncertain U.S. or worldwide economy and the related impact on customer acquisitions, cancelations and credit card payment declines

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Loss of services of executive officers and other key employees

Inability to maintain existing or enter into new supplier and marketing relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 02/25/2009, as amended on 03/05/2009 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

j2 Global Communications

Fax	Voice		Email
eFax	eVoice Receptionist	onebox	electricm@il
fax.com	onebox Receptionist	PHONE PEOPLE	MailWise
RapidFAX	eReceptionist		

© j2 Global Communications 2009

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging/Communications as a Service

Core j2 Global Assets

1.275 M Paid DIDs

Global Advanced Messaging Network

3,300+ cities in 46 countries on 6 continents

19.5M unique DIDs worldwide in inventory

Intellectual Property

50+ issued patents and licensing programs designed to monetize the portfolio

Protection of brands and marks

Programs designed to effectively collect evidence to prosecute junk faxers

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Successful acquisition and integration of 22 businesses in 7 countries

Strong Financial Position

13 consecutive years of Revenue growth

7 consecutive years of positive and growing Operating Earnings

$22.9M of Free Cash Flow (Q2 2009)

$195M of cash & investments to fund growth/ Nominal debt related to holdback ( at 6/30/09)

Individuals

Targeted marketing (search, online media and radio)

Sold through: eFax.com, Onebox.com, PhonePeople.com, Fax.com, j2.com and other brand
Websites

Use of proprietary Life Cycle Management

Advertising, Up-selling, and Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: eFax Corporate, Onebox Receptionist and eVoice Receptionist Websites

Supported by Chat and Telesales groups in U.S. and Europe (in multiple languages)

Self-service Web-based broadcast fax engine at jblast.com

Outsourced email, spam & virus protection and archiving

Use of proprietary Life Cycle Management (i.e. feature up-sell)

Enterprise (SMEs)/Large Enterprise/Government

Direct sales force in U.S. and Europe

Marketed through Web and traditional direct selling methods

Designed for > 150 DID accounts

Subscriber Acquisition

Global Communications

© j2 Global Communications 2009

Eight Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness driven by demand-generation programs and “word of mouth”

Search engine discovery

Accounts for 40%+ of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct SME/Enterprise/Government

Through the outside Corporate Sales team

Direct domestic marketing spend for paid subscribers

Targeted marketing program across various media

International marketing programs

Cross-sell

Offer additional services to existing customers

Acquisitions

Paid Subscription Drivers

Financial Highlights

Global Communications

© j2 Global Communications 2009

(1)          Excludes SFAS 123(R) non-cash compensation expense.

(2)          Excludes SFAS 123(R) non-cash compensation expense and auction rate securities impairment charge and related tax impact (see slide 18 for a GAAP/non-GAAP reconciliation.

(3)          See slide 17 for computation of free cash flow.

(4)          Includes auction rate securities impairment charge.

Non-GAAP Results

Revenues

$62.5M

Gross Profit/Margin (1)

$51.2M

82.0%

Operating Profit/Margin (1)

$30.5M

48.8%

Non-GAAP EPS (2)

$0.48/Share

Free Cash Flow (3)

$22.9M

Cash and Investments (4)

$195M

$

Margin

Q2 2009

Operational & Strategic Overview

j2 Global Communications

© j2 Global Communications 2009

Fax

Continued to see success of lower priced brands for individuals & SMB

Fully deployed searchable fax

Corporate success continues in selling big deals – 4 in Q2 + 2

Usage stable for several months/cancel rate declined from March peak

Voice

Went  to  market  11  quarters  ago        ~200,000 DIDs

Seeing good uptake in Europe (rolled out French and Dutch)

Continuing growth in US despite economy, customer education, brand

Educate market and increase interest in the space

Email

Continue seeing M&A opportunities

Hosted Exchange alternative to launch soon – functionality for half price

Operations Update

Current Outlook

          Fax

Continue ROI-based marketing spend

Take advantage of the economy to promote Corporate value proposition

Selective  M&A  to  acquire  customers/brands       focus on international

New geographic markets

          Voice

Emphasis on ROI-based  marketing + spend for educational awareness

Continue to increase marketing in Europe

Pursue M&A opportunities in domestic and international markets

Roll out additional features

          Email

Target 20 – 2,000 seat corporate email outsourcing

Expand cross-selling opportunities

Additional features for upgrading account

Build revenue base through acquisition and organic growth

          Operational

Continued focus on expense control and margin enhancement

Watch for economic inflection points

Deploy cash into new opportunities

Strengths/Expertise to Exploit

          Leverage Our Core Strengths

Messaging and communications space

Business services to business people

Purchase driven by productivity, mobility and lower TCO

High value add/stickiness/create brand leadership

Functionality delivered as virtual services

Subscription  based  business model     high fixed component

Organic  path  SOHO    SMB    SME/Corporate customers

Leverage online/telesales marketing expertise

Intellectual property opportunity

          Enhanced Applications for the Evolving/Increasing Regulatory Environment

Healthcare

Banking and finance

eDiscovery laws

2009 Guidance

Maintains Modest Increase in Revenues and Non-GAAP EPS

Supplemental Information

j2 Global Communications

Metrics

Section			2007 Q3	2007 Q4	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2
Revenues	Fixed Subscriber Revenues	(in Thousands)	$41,362	$43,336	$44,260	$46,593	$47,481	$48,125	$48,799	$49,726
	Variable Subscriber Revenues		12,667	12,057	12,956	12,943	12,985	11,503	10,842	11,322
	Subscriber Revenues		$54,029	$55,393	$57,216	$59,536	$60,466	$59,628	$59,640	$61,049
	Other Revenues		1,717	1,437	1,433	1,140	1,086	1,014	751	1,415
	Total Revenues		$55,746	$56,830	$58,649	$60,676	$61,552	$60,642	$60,391	$62,464
	DID - Based Revenues		$52,204	$53,473	$55,301	$57,551	$58,440	$57,698	$57,449	$58,904
	Non-DID Revenues		3,542	3,357	3,348	3,125	3,112	2,944	2,942	3,560
	Total Revenues		$55,746	$56,830	$58,649	$60,676	$61,552	$60,642	$60,391	$62,464
	Subscriber Revenues/Total Revenues		96.9%	97.5%	97.6%	98.1%	98.2%	98.3%	98.8%	97.7%
	DID - Based/Total Revenues		93.6%	94.1%	94.3%	94.8%	94.9%	95.1%	95.1%	94.3%
	% Fixed Subscriber Revenues		76.6%	78.2%	77.4%	78.3%	78.5%	80.7%	81.8%	81.5%
	% Variable Subscriber Revenues		23.4%	21.8%	22.6%	21.7%	21.5%	19.3%	18.2%	18.5%
DIDs	Paid DIDs [1]		1,017,985	1,063,698	1,098,650	1,162,872	1,198,950	1,236,079	1,273,876	1,274,145
	Average Monthly Revenue/DID		$16.80	$16.44	$16.30	$16.29	$15.87	$15.29	$14.85	$14.96
	Cancel Rate [2]		3.0%	2.7%	2.8%	2.9%	3.0%	3.1%	3.5%	3.3%
	Free DIDs (MM)		10.7	10.9	10.1	10.2	10.4	10.4	10.1	10.1
	Average Monthly Revenue/DID		$0.06	$0.07	$0.08	$0.07	$0.07	$0.06	$0.05	$0.06
	Total DID Inventory (MM)		17.1	17.2	17.4	17.5	17.3	19.8	19.4	19.5
	Cities Covered		2,950	3,024	3,084	3,126	3,137	3,135	3,207	3,327
	Countries Covered		42	42	44	45	46	46	46	46
Financials	Cash & Investment	(millions)	$239.8	$229.8	$181.3	$149.9	$151.8	$161.9	$179.3	$194.8
	Free Cash Flow [4]	(millions)	$16.2	$22.7	$27.2	$23.2	$15.0	$24.4	$30.4	$22.9

[1] Paid DIDs reflect reserves for anticipated product migration and/or price increase.

[2] Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

[4] Free cash flow is net cash provided by operating activities, excess tax benefits from share based compensation, less purchases of property and equipment. See slide 17 for computation of free cash flow.

Note that Q3 and Q4 2008 Free Cash Flow have also been updated in the above schedule for an immaterial correction.

Quarterly revenues for Q1 2009 have been reclassed between fixed, variable and other revenue and between DID based and non-DID based revenue.

This reclass is related to revised revenue classification for a j2 subsidiary; it does not impact total revenues for the quarter.

® j2 Global Communications 2009

16

(1)

Free cash flow is defined as net cash provided by operating activities plus excess tax benefit from share based compensation less purchases of property & equipment.  Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2)

Free cash flow schedule has been revised for an immaterial correction to Q3 and Q4 2008 free cash flow.

Computation of Free Cash Flow

($ in millions)

Q3 '07

Q4 '07

Q1 '08

Q2 '08

Q3 '08

Q4 '08

Q1 '09

Q2 '09

Net cash from operating activities

$18.656

$25.779

$27.411

$23.840

$15.676

$23.789

$31.152

$20.362

Purch. of property & equipment

($2.940)

($4.340)

($0.469)

($0.796)

($0.937)

($0.305)

($0.721)

($0.217)

Excess tax benefit from share based compensation

$0.517

$1.271

$0.239

$0.204

$0.212

$0.910

$0.005

$2.718

Free Cash Flow

(1) (2)

$16.233

$22.710

$27.181

$23.248

$14.951

$24.394

$30.436

$22.863

GAAP Reconciliation

         (1)     Stock-based compensation is as follows: for Q2, Cost of revenues is $331K, Sales and Marketing is $484K, R&D is $221K, and G&A is $1,870K, for YTD 2009, Cost of revenue is $612K,
                 Sales and Marketing is $861K, R&D is $417K, and G&A is $3,311K.

         (2)     Impairment charge for auction rate securities in Q2 is $9,193K.

         (3)     Income tax expense adjusted for the net impact of item 1 above is $892K for Q2 and $1,570K for YTD 2009.

         (4)     Income tax expense adjusted for the net impact of item 2 above is $776K.

Reported

Non-GAAP

Reported

Non-GAAP

Revenues

Subscriber

61,049

$

-

$

61,049

$

120,689

$

-

$

120,689

$

Other

1,415

-

1,415

2,166

-

2,166

Total revenue

62,464

-

62,464

122,855

-

122,855

Cost of revenues

(1)

11,600

(331)

(1)

11,269

22,992

(612)

(1)

22,380

Gross profit

50,864

331

51,195

99,863

612

100,475

Operating expenses:

Sales and marketing

(1)

9,211

(484)

(1)

8,727

18,096

(861)

(1)

17,235

Research, development and engineering

(1)

2,880

(221)

(1)

2,659

5,823

(417)

(1)

5,406

General and administrative

(1)

11,209

(1,870)

(1)

9,339

21,915

(3,311)

(1)

18,604

Total operating expenses

23,300

(2,575)

20,725

45,834

(4,589)

41,245

Operating earnings

27,564

2,906

30,470

54,029

5,201

59,230

Other-than-temporary impairment losses

(3)

(9,193)

9,193

(3)

-

(9,193)

9,193

(3)

-

Interest and other income, net

315

-

315

457

-

457

Earnings before income taxes

18,686

12,099

30,785

45,293

14,394

59,687

Income tax expense

(2), (4)

7,549

1,668

(2), (4)

9,217

15,504

2,346

(2), (4)

17,850

Net earnings

11,137

$

10,431

$

21,568

$

29,789

$

12,048

$

41,837

$

Diluted net earnings per share

0.25

$

0.48

$

0.66

$

0.93

$

Diluted weighted average shares outstanding

45,044,005

45,044,005

44,806,260

44,806,260

SIX MONTHS ENDED JUNE 30, 2009

Non-GAAP Entries

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS

(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP Entries

THREE MONTHS ENDED JUNE 30, 2009

THREE AND SIX MONTHS ENDED JUNE 30, 2009

INDEX
120
100
80
60
40
20
0
100
100
108
101
111
95
112
85
114
75
118
80
116
77
120
72
116
62
121
66
123
64
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Credit Sensitive (inclu Web Heavy Users)
Non Credit Sensitive

© j2 Global Communications 2009

Usage of Corporate and Web High Volume Users

j2®

Global Communications

© j2 Global Communications 2009